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                                                                    EXHIBIT 10.9

                       FORM OF INDEMNIFICATION AGREEMENT

        THIS INDEMNIFICATION AGREEMENT (this "Agreement") is made and entered into this ____ day of _______________, 1997, by and between Citizens Utilities Company, a Delaware corporation ("Citizens"), and Electric Lightwave Inc., a Delaware corporation ("ELI")

                                   RECITALS

        A. Citizens owns all of the issued and outstanding Class B Common Stock, par value $.01 per share, of ELI.

        B. ELI is effecting an initial public offering (the "Offering") of shares of its Class A Common Stock, par value $.01 per share (the "Class A Common Stock").

        C. Upon completion of the Offering, ELI will cease to be a wholly owned subsidiary of Citizens.

        D. In connection with the Offering, ELI has filed a registration statement with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act").

        E. Each of Citizens and ELI desires to indemnify the other, and to be indemnified by the other, against certain liabilities relating to, arising out of or resulting from their respective businesses, operations and assets and the above-mentioned registration statement, on the terms set forth in this Agreement.

        NOW, THEREFORE, the parties hereto agree, intending to be legally bound hereby, as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

        Section 1.01 DEFINITIONS. As used in this Agreement, in addition to the
                     -----------
terms defined in the Preamble and Recitals hereof, the following terms shall have the following meanings, applicable to both the singular and plural forms of the terms described:

        "1933 ACT" shall have the meaning ascribed to it in Recital D.

        "1934 ACT" means the Securities and Exchange Act of 1934, as amended.

        "AGREEMENT" shall have the meaning ascribed to it in the Preamble.
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        "BUSINESS DAY" means any calendar day which is not a Saturday, Sunday or public holiday under the laws of the State of New York.

        "CITIZENS" shall have the meaning ascribed to it in the Preamble.

        "CITIZENS COMPANIES" means (unless otherwise expressly provided) Citizens and each of its direct and indirect subsidiaries other than ELI.

        "CITIZENS EMPLOYEES" means all employees or former employees of any of the Citizens Companies other than the current or former ELI Employees.

        "CITIZENS GUARANTEE" means any guarantee, surety or performance bond, letter of credit or other contractual arrangement in effect as of the Closing pursuant to which any Citizens Company has guaranteed or secured, or caused a Third-Party to guarantee or secure, any liability or obligation of ELI.

        "CITIZENS LIABILITIES" means all Liabilities (other than any Liabilities for Taxes which are allocated pursuant to the Tax Agreement) relating to, resulting from or arising out of the businesses or operations conducted or assets owned by any of the Citizens Companies.

        "CITIZENS SECURITIES LIABILITIES" means any Liability under the 1933 Act, the 1934 Act or any other federal or state securities law or regulation resulting from or arising out of the Offering, including, without limitation, any such Liabilities arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any Prospectus; or (ii) the omission or alleged omission to state in a Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements made therein not misleading; but only to the extent that such Liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission concerning the business and operations of any of the Citizens Companies.

        "CLASS A COMMON STOCK" shall have the meaning ascribed to it in Recital
B.

        "CLOSING" means the consummation of the first purchase and sale of shares of the Class A Common Stock pursuant to the Offering.

        "CLOSING DATE" means the date on which the Closing occurs.

        "CODE" means the Internal Revenue Code of 1986.

        "EFFECTIVE DATE" means the date on which the purchase and sale of shares of Class A Common Stock pursuant to the Offering first occurs.

        "INDEMNIFIABLE LOSSES" shall have the meaning ascribed to it in Section
2.

        "INDEMNIFYING PARTY" shall have the meaning ascribed to it in Section 5(a).

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        "INDEMNITEE" shall have the meaning ascribed to it in Section 5(a).

        "ELI" shall have the meaning ascribed to it in the Preamble.

        "ELI EMPLOYEES" means all employees or former employees of ELI other than any person who as of the Closing is an employee of any of the Citizens Companies.

        "ELI LIABILITIES" means all Liabilities [(OTHER THAN LIABILITIES FOR TAXES THAT ARE ALLOCATED PURSUANT TO THE TAX AGREEMENT)] relating to, resulting from or arising out of the businesses or operations conducted or formerly conducted or assets owned or formerly owned by ELI.

        "ELI SECURITIES LIABILITIES" means any Liability under the 1933 Act, the 1934 Act, or any other federal or state securities law or regulation resulting from or arising out of the Offering, including, without limitation, any such Liability arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or in any Prospectus; or (ii) the omission or alleged omission to state in a Registration Statement or Prospectus a material fact required to be stated therein or necessary to make the statements made therein not misleading, but only to the extent that such Liability arises out of or is based upon any such untrue statement or alleged untrue statement or any such omission or alleged omission concerning the businesses and operations of ELI.

        "LIABILITIES" means all liabilities and obligations, actual or contingent, liquidated or unliquidated, accrued or unaccrued, known or unknown, whenever and however arising, including all costs and expenses (including reasonable fees and disbursements of counsel) relating thereto, and including without limitation liabilities and obligations arising in connection with any actual or threatened claim, action, suit or proceeding by or before any court or regulatory or administrative agency or commission or any arbitration panel.

        "OFFERING" shall have the meaning ascribed to it in Recital B.

        "PROSPECTUS" means any prospectus relating to the Offering or any amendment or supplement thereto.

        "REGISTRATION RIGHTS AGREEMENT" means that certain Registration Rights Agreement by and between Citizens and ELI dated as of the date hereof.

        "REGISTRATION STATEMENT" means any registration statement filed with the SEC in connection with the Offering or any amendment or supplement thereto.

        "SEC" shall have the meaning ascribed to it in Recital D.

        ["TAX AGREEMENT" means that certain Tax Sharing Agreement between Citizens and ELI dated as of the date hereof.]

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        "TAXES" means any and all taxes (including interest, penalties and additions to tax), fees and charges (including sales, use, excise, value added, personal property and other taxes) imposed by any federal, state or local or government tax authority in the United States of America or by any foreign government or taxing authority.

        "THIRD-PARTY CLAIM" shall have the meaning ascribed to it in Section
5(a).

        "UNDERWRITING AGREEMENT" means that certain Underwriting Agreement between and among [________] (as representatives of the several underwriters) [and Citizens] and ELI dated ___________ ___, 1997.

        Section 1.02 INTERNAL REFERENCES. Unless the context indicates
                     -------------------
otherwise, references to Articles, Sections and paragraphs shall refer to the corresponding articles, sections and paragraphs in this Agreement, and references to the parties shall mean the parties to this Agreement.

                                  ARTICLE II

                            INDEMNIFICATION BY ELI
                            ----------------------

        Section 2.01 INDEMNIFICATION BY ELI. ELI shall indemnify, defend and
                     ----------------------
hold harmless the Citizens Companies and the respective past, present and future directors, officers, partners, employees, agents and representatives thereof (regardless in each case of whether any such person serves in one or more similar capacities for ELI) from and against any and all losses, claims, damages, liabilities, demands, suits and actions, including all reasonable attorneys' fees and disbursements and other costs and expenses incurred in connection therewith (collectively, "Indemnifiable Losses"), relating to, resulting from or arising out of: (a) any ELI Liabilities; (b) any ELI Securities Liabilities; or (c) any misrepresentation or material breach by ELI of any covenant of ELI or any failure by ELI to satisfy any condition required to be satisfied by ELI or any liability of ELI for taxes arising prior to the Offering determined to be owing by ELI for which Citizens or its consolidated Affiliates may have a secondary liability, contained in this Agreement, the Underwriting Agreement or any other agreement executed by ELI in connection with the Offering, including, without limitation, the Registration Rights Agreement [and the Tax Agreement], and in addition to and notwithstanding any other indemnification between the parties hereto as provided in any such agreement, except to the extent that such misrepresentation, breach or failure was caused by or resulted from any statement, act or omission within the exclusive knowledge or control of Citizens.

                                  ARTICLE III

                          INDEMNIFICATION BY CITIZENS
                          ---------------------------

        Section 3.01 INDEMNIFICATION BY CITIZENS. Citizens shall indemnify,
                     ---------------------------
defend and hold harmless ELI and the respective past, present and future directors, officers, employees, partners, agents and representatives thereof (regardless in each case

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of whether any such person serves in one or more similar capacities for the
Citizens Companies) from and against any and all Indemnifiable Losses relating to, resulting from or arising out of: (a) any Citizens Liabilities; (b) any Citizens Securities Liabilities; or (c) any misrepresentation or material breach by Citizens of any covenant of Citizens or any failure of Citizens to satisfy any condition required to be satisfied by Citizens or any liability of Citizens for taxes arising prior to the Offering determined to be owing by Citizens for which ELI may have a secondary liability, contained in this Agreement, the Underwriting Agreement, or any other agreement executed by Citizens in connection with the Offering, including, without limitation, the Registration Rights Agreement [and the Tax Agreement], and in addition to and notwithstanding any other indemnification between the parties hereto as provided in any such agreement, except to the extent that such misrepresentation, breach or failure was caused by or resulted from any statement, act or omission within the exclusive knowledge or control of ELI.

                                  ARTICLE IV

                                  GUARANTEE.
                                  ----------

        Section 4.01 GUARANTEE. ELI shall indemnify, defend and hold harmless
                     ---------
the Citizens Companies, and their respective directors, officers, employees, agents and representatives, from and against any Indemnifiable Losses relating to, resulting from, or arising out of any Citizens Guarantee, except as prohibited by, or would conflict with, the terms of the Guaranty dated as of April 28, 1995, of Citizens in favor of Shawmut Bank Connecticut, National Association, BA Leasing & Capital Corporation and other Beneficiaries. Citizens shall not terminate unilaterally or withdraw any Citizens Guarantee and shall abide by the terms of the Citizens Guarantee. ELI shall reimburse each Citizens Company for its direct costs (or, in the case of any Citizens Guarantee that relates to both liabilities or obligations of ELI and one or more third parties, a pro rata share of such direct costs), if any, of maintaining the Citizens Guarantee.

                                   ARTICLE V

                              THIRD-PARTY CLAIMS
                              ------------------

        Section 5.01 THIRD-PARTY CLAIMS. (a) If any person entitled to
                     ------------------
indemnification under this Agreement (an "Indemnitee") receives notice of the assertion of any claim or of the commencement of any action or proceeding by any person that is not a party to this Agreement or a subsidiary of any such party (a "Third-Party Claim") against such Indemnitee, the Indemnitee shall promptly provide written notice thereof (including a description of the Third-Party Claim and an estimate of any Indemnifiable Losses (which estimate shall not be conclusive as to the final amount of such Indemnifiable Losses) to the party required to provide indemnification under this Agreement (the "Indemnifying Party") within ten (10) Business Days after the Indemnitee's receipt of notice of such Third-Party Claim. Any delay by the Indemnitee in providing such written notice shall not relieve the Indemnifying Party of any liability for

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indemnification hereunder except to the extent that the rights of the
Indemnifying Party are materially prejudiced by such delay.

        (b) The Indemnifying Party shall have the right to participate in or, by giving written notice to the Indemnitee, to assume the defense of any Third-Party Claim at such Indemnifying Party's expense and by such Indemnifying Party's own counsel (which shall be reasonably satisfactory to the Indemnitee), and the Indemnitee will cooperate in good faith in such defense. The Indemnifying Party shall not be liable for any legal expenses incurred by the Indemnitee after the Indemnitee has received notice of the Indemnifying Party's intent to assume the defense of a Third-Party Claim; provided, however, that if the Indemnifying Party fails to take steps reasonably necessary to diligently pursue the defense of such Third-Party Claim within ten (10) Business Days of receipt of notice from the Indemnitee that such steps are not being taken, the Indemnitee may assume its own defense and the Indemnifying Party shall be liable for the reasonable costs thereof.

        (c) The Indemnifying Party may settle any Third-Party Claim which it has elected to defend so long as the written consent of the Indemnitee to such settlement is first obtained (which consent shall not be unreasonably withheld). The Indemnitee shall not settle any Third-Party Claim without the written consent of the Indemnifying Party (which consent shall not be unreasonably withheld).

        (d) In the event that a Third-Party Claim involves a proceeding as to which both Citizens and ELI may be Indemnifying Parties, the parties hereto agree to cooperate in good faith in a joint defense of such Third-Party Claim.

                                  ARTICLE VI

                                 CONTRIBUTION
                                 ------------

        Section 6.01 CONTRIBUTION. If the indemnification provided for in this
                     ------------
Agreement with respect to ELI Securities Liabilities or Citizens Securities Liabilities is for any reason held by a court or other tribunal to be unavailable on policy grounds or otherwise, Citizens and ELI shall contribute to any Indemnifiable Losses relating to, resulting from or arising out of the ELI Securities Liabilities or the Citizens Securities Liabilities in such proportion as to reflect each party's relative fault in connection with such Indemnifiable Losses. The relative fault of the parties shall be determined by reference to, among other things, whether the conduct or information giving rise to the Indemnifiable Losses is attributable to Citizens or ELI and each party's relative intent, access to information and opportunity to prevent or correct the Indemnifiable Losses. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who is not guilty of fraudulent misrepresentation.

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                                  ARTICLE VII

                                  COOPERATION
                                  -----------

        Section 7.01 COOPERATION. So long as any books, records and files
                     -----------
retained after the Closing Date by Citizens (or any of the other Citizens Companies), on the one hand, or ELI on the other hand, relating to the businesses, operations or assets of the other party and its subsidiaries (including any books, records and files retained by ELI relating to the conduct of its businesses or operations or the ownership of its assets prior to the Closing) remain in existence and are available, such other party shall have the right upon prior written notice to inspect and copy the same at any time during business hours for any proper purpose, provided that such right will not extend to any books, records or files the disclosure of which in accordance herewith would result in a waiver of the attorney-client, work-product or other privileges which permit non-disclosure of otherwise relevant material in litigation or other proceedings, or which are subject on the date hereof and at the time inspection is requested to a non-disclosure agreement with a Third-Party and a waiver cannot reasonably be obtained. Citizens and ELI agree that neither they nor any of their subsidiaries shall destroy any such books, records or files without reasonable notice to the other party or if such party receives within ten (10) Business Days of such notice any reasonable objection from the other party to such destruction. Except in the case of dispute between the parties hereto, Citizens and ELI shall cooperate with one another in a timely manner in any administrative or judicial proceeding involving any matter affecting the actual or potential liability of either party hereunder. Such cooperation shall include, without limitation, making available to the other party during normal business hours all books, records and information, and officers and employees (without substantial disruption of operations or employment) necessary or useful in connection with any inquiry, audit, investigation or dispute, any litigation or any other matter requiring any such books, records, information, officers or employees for any reasonable business purpose. The party requesting or otherwise entitled to any books, records, information, officers or employees pursuant to this Section 7 shall bear all reasonable out-of-pocket costs and expenses (except for salaries, employee benefits and general overhead) incurred in connection with providing such books, records, information, officers or employees.

                                 ARTICLE VIII

                                 EFFECTIVENESS
                                 -------------

        Section 8.01 EFFECTIVENESS.   This Agreement shall become effective at
                     -------------
Closing.

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                                  ARTICLE IX

                            SUCCESSORS AND ASSIGNS
                            ----------------------

        Section 9.01 SUCCESSORS AND ASSIGNS.   This Agreement shall be binding
                     ----------------------
upon the parties hereto and their respective successors and permitted assigns and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by either party hereto to any other person without the prior written consent of the other party hereto.

                                   ARTICLE X

                         NO THIRD-PARTY BENEFICIARIES
                         ----------------------------

        Section 10.01 NO THIRD-PARTY BENEFICIARIES. Except for the persons
                      ----------------------------
entitled to indemnification pursuant to Section 2 or Section 3 hereof, each of whom is an intended third-party beneficiary hereunder, nothing expressed or implied in this Agreement shall be construed to give any person or entity other than the parties hereto any legal or equitable rights hereunder.

                                  ARTICLE XI

                               ENTIRE AGREEMENT
                               ----------------

        Section 11.01 ENTIRE AGREEMENT.   This Agreement constitutes the entire
                      ----------------
agreement among the parties with respect to the subject matter hereof.

                                  ARTICLE XII

                                   AMENDMENT
                                   ---------

        Section 12.01 AMENDMENT. This Agreement may not be amended except by an
                      ---------
instrument signed by the parties hereto.

                                 ARTICLE XIII

                                    WAIVERS
                                    -------

        Section 13.01 WAIVERS.   No waiver of any term shall be construed as a
                      -------
subsequent waiver of the same term, or a waiver of any other term, of this Agreement. The failure of any party to assert any of its rights hereunder will not constitute a waiver of any such rights.

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                                  ARTICLE XIV

                                 SEVERABILITY
                                 ------------

        Section 14.01 SEVERABILITY. If any provision of this Agreement is
                      ------------
invalid, illegal or incapable of being enforced by any rule of law or public policy, such provision shall be deemed severable and all other provisions of this Agreement shall nevertheless remain in full force and effect.

                                  ARTICLE XV

                                   HEADINGS
                                   --------

        Sectiion 15.01 HEADINGS.   Section headings in this Agreement are
                       --------
included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.


                                  ARTICLE XVI

                                    NOTICES
                                    -------

        Section 16.01 NOTICES.   All notices given in connection with this
                      -------
Agreement shall be in writing. Service of such notices shall be deemed complete:
(i) if hand delivered, on the date of delivery; (ii) if by mail, on the fourth business day following the day of deposit in the United States mail, by certified or registered mail, first-class postage prepaid; (iii) if sent by Federal Express or equivalent courier service, on the next business day; or (iv) if by telecopier, upon receipt by the sender of confirmation of successful transmission. Such notices shall be addressed to the parties at the following addresses or at such other address for a party as shall be specified by like notice (except that notices of change of address shall be effective upon receipt):

        IF TO CITIZENS:

                Citizens Utilities Company
                High Ridge Park
                P. O. Box 3801
                Stamford, Connecticut 06905
                Attn:
                Fax No.:

        IF TO ELI:

                Electric Lightwave Inc.
                8100 N.E. Parkway Drive, Suite 200
                Vancouver, Washington 98662
                Attn:
                Fax No.:

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                                 ARTICLE XVII

                                 GOVERNING LAW
                                 -------------

        Section 17.04 GOVERNING LAW.   This Agreement shall be governed by and
                      -------------
construed in accordance with, the laws of the State of New York, without giving effect to the principles of conflict of laws of such State or any other jurisdiction.

                                 ARTICLE XVIII

                                 COUNTERPARTS
                                 ------------

        Section 18.01 COUNTERPARTS.   This Agreement may be executed in
                      ------------
counterparts, each of which shall be an original, but all of which together shall constitute but one and the same instrument.

        IN WITNESS WHEREOF, the parties have duly executed this Indemnification Agreement as of the date first above written.

                                    ELECTRIC LIGHTWAVE INC.

                                    By ___________________________
                                    Name:
                                    Title:



                                    CITIZENS UTILITIES COMPANY

                                    By ___________________________
                                    Name:
                                    Title:

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